Prospectus Supplement Dated Sept. 30, 2010*

Fund Name	Prospectus Dated

RiverSource Intermediate Tax-Exempt Fund	Jan. 29, 2010

Effective Oct. 1, 2010, the Portfolio Manager section under “Fund Management” in the Summary of the Fund section is superseded and replaced with the following:

Portfolio Manager	Title	Managed Fund Since

Brian M. McGreevy	Portfolio Manager	Oct. 2010

Effective Oct. 1, 2010, the Portfolio Manager section under “Investment Manager” in the Fund Management and Compensation section of the Fund’s prospectus is superseded and replaced with the following:

Portfolio Manager(s).  The portfolio manager responsible for the day-to-day management of the Fund is:

Brian M. McGreevy, Portfolio Manager

•	Managed the Fund since Oct. 2010.
•	Director and Senior Portfolio Manager for the investment manager.
•	Joined the investment manager in May 2010 when it acquired Columbia Management Group. Joined Fleet Investment Advisors, a predecessor firm of Columbia Management Group, in 1994.
•	Began investment career in 1982.
•	BS — Finance, University of Massachusetts at Dartmouth; MLA, Harvard University Extension School.

The rest of this section remains the same.

S-6355-5 A (9/10)
* Valid until next update.